Exhibit 10.16

EXECUTION VERSION

THIRD AMENDMENT TO TERM LOAN AGREEMENT

THIS THIRD AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”), is made and entered into effective as of March 1, 2017, by and among U.S. XPRESS ENTERPRISES, INC., a Nevada corporation (the “Borrower”), NEW MOUNTAIN LAKE HOLDINGS, LLC, a Nevada limited liability company (“Holdings”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as administrative and collateral agent (the “Agent”) for the several banks and other financial institutions from time to time party to the Term Loan Agreement (as defined below) as lenders (collectively, the “Lenders”), and the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Lenders and the Agent are parties to that certain Term Loan Agreement, dated as of May 30, 2014 (as amended by the First Amendment to Term Loan Agreement dated as of April 10, 2015 and the Second Amendment to Term Loan Agreement dated as of November 8, 2016 and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Term Loan Agreement), pursuant to which the Lenders have made certain Term Loans to the Borrower;

WHEREAS, the Borrower has requested certain amendments to the Term Loan Agreement, and subject to the terms and conditions hereof, the requisite Lenders are willing to agree to such amendments and the parties have agreed to effect such amendments through this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties (including the Agent and the Required Lenders) agree as follows:

1.                                      Term Loan Agreement Amendments.  Effective upon the satisfaction of the conditions set forth in Section 3 below, the Term Loan Agreement is hereby amended as follows:

a.                                      The definition of “Adjusted Operating Ratio” in Section 1.1 of the Term Loan Agreement is hereby amended by adding the following sentence at the end thereof: “For purposes of determining the Adjusted Operating Ratio for any period, interest expense on any Indebtedness (including the interest component of any Capital Lease Obligations) incurred in connection with each Permitted Lease Conversion (or any refinancing thereof) for such period shall be deemed an operating expense and deducted in the calculation of Adjusted Operating Income for such period.”

b.                                      The definition of “Consolidated EBITDA” in Section 1.1 of the Term Loan Agreement is hereby amended by adding the words “, a Permitted Lease Conversion” immediately after the words “a Permitted Acquisition” appearing in the final sentence thereof.

c.                                       The definition of “Pro Forma Basis” in Section 1.1 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Pro Forma Basis” means, for purposes of calculating the financial covenants set forth in Article VI or compliance with any covenants referencing such financial covenants, that any disposition, Acquisition (of all or substantially all of the assets or equity interests of a Person or line of business or division) or Permitted Lease Conversion shall be deemed to have occurred as of the first day of the most recent four fiscal quarter period preceding the date of such transaction for which the Borrower was required to deliver financial statements pursuant to Section 5.1(a). In connection with the foregoing, with respect to any disposition, Acquisition or Permitted Lease Conversion (i) income statement and cash flow statement items (whether positive or negative) attributable to the Person or property acquired or disposed of, or the subject of a Permitted Lease Conversion, shall be adjusted to the extent relating to any period occurring prior to the date of such transaction and (ii) any Indebtedness incurred or assumed or repaid by the Borrower or any Subsidiary (including the Person or property acquired) in connection with such transaction (A) shall be deemed to have been incurred or repaid as of the first day of the applicable period and (B) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination.  For purposes of illustration, the adjustments giving effect to the Daimler Lease Conversion are set forth on Part II of Exhibit A.”

d.                                      The definition of “Rental Expense” in Section 1.1 of the Term Loan Agreement is hereby amended by adding the following words immediately prior to the period at the end thereof: “, but excluding any such expense pursuant to Capital Lease Obligations. If at any time during a Reference Period, the Borrower or any of its Subsidiaries shall have made a Permitted Acquisition, Permitted Lease Conversion, or Permitted Disposition, Rental Expense for such Reference Period shall be calculated on a Pro Forma Basis”.

e.                                       Section 1.1 of the Term Loan Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

““Daimler Lease Conversion” means the acquisition by a Loan Party in one or more related transactions of Rolling Stock described on Part I of Exhibit A, pursuant to transaction documents in substantially the form of the promissory note attached hereto as Exhibit B, and in accordance with the terms and conditions set forth in the definition of Permitted Lease Conversion.”

““Permitted Lease Conversion” shall mean (a) the Daimler Lease Conversion and (b) any other conversion or refinancing of any operating lease of Rolling Stock (the payments on which were included in Rental Expense for any prior period) into Permitted Indebtedness described in clause (f) of the definition thereof secured by a Permitted Lien described in clause (f) of the definition thereof in each case subject to (1) the simultaneous acquisition by the Borrower of title to the Rolling Stock so converted or

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refinanced and (2) the simultaneous extinguishment of the operating lease of such Rolling Stock so converted or refinanced; provided, that, the fair market value of Rolling Stock acquired in Permitted Lease Conversions pursuant to clause (b) hereof shall not exceed (x) $37,500,000 in any calendar year (the “Permitted Lease Conversion Annual Amount”), commencing with the 2017 calendar year or (y) $75,000,000 in the aggregate from January 1, 2017 through the Maturity Date (the “Permitted Lease Conversion Aggregate Amount”).  So long as no Default or Event of Default has occurred and is continuing or would result therefrom, to the extent the fair market value of Rolling Stock acquired in Permitted Lease Conversions in any calendar year does not exceed the Permitted Lease Conversion Annual Amount, such unused amount may be carried forward to the immediately succeeding calendar year and the unused amount carried forward shall be deemed to be expended last, so long as the fair market value of Rolling Stock acquired in Permitted Lease Conversions shall not at any time exceed the Permitted Lease Conversion Aggregate Amount.”

““Permitted Lease Conversion Annual Amount” and “Permitted Lease Conversion Aggregate Amount” shall each have the meaning set forth in the definition of “Permitted Lease Conversion”.”

f.                                        Section 6.3 of the Term Loan Agreement is hereby amended by adding the following sentence immediately after the period at the end thereof:

“Anything to the contrary notwithstanding, the Capital Expenditure Limitation in each period will be deemed to be automatically (x) increased by an amount equal to the fair market value of the Rolling Stock acquired in any Permitted Lease Conversion and (y) decreased by an amount equal to the fair market value of the Rolling Stock acquired in a Permitted Lease Conversion at the time such Rolling Stock becomes subject to an operating lease.”

g.                                       Exhibits A and B hereto are hereby added to the Term Loan Agreement as new “Exhibit A” and “Exhibit B”, respectively, immediately before Exhibit 2.1(c) thereto.

2.                                      Conditions to Effectiveness of this Amendment.  Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that the amendments set forth in Section 1 above shall not become effective, and the Borrower shall have no rights thereunder, unless and until the Agent and Lead Lenders receive:

a.                                      Reimbursement or payment of its costs and expenses (including reasonable fees, charges and disbursements of counsel to the Lead Lenders and the Agent) due and owing as of the date hereof (to the extent an invoice is received prior to the date hereof and otherwise due within ten (10) Business Days after receipt of such invoice) in accordance with Section 10.3 of the Term Loan Agreement;

b.                                      Executed counterparts to this Amendment from the Borrower, Holdings, the Agent, and the Lenders constituting at least Required Lenders; and

c.                                       All other documents, opinions, or information reasonably requested by the Agent.

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3.                                      Representations and Warranties.  To induce the Lenders to consent to this Amendment and instruct the Agent to enter into this Amendment, each of the Borrower and Holdings hereby represents and warrants to the Lenders and the Agent that:

a.                                      The execution, delivery and performance by each of the Borrower and Holdings of this Amendment: (i) does not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any Requirements of Law applicable to any Loan Party or any judgment, order or ruling of any Governmental Authority, and (iii) will not give rise to a right thereunder to require any payment to be made by any Loan Party;

b.                                      This Amendment has been duly executed and delivered by each of the Borrower and Holdings and constitutes a legal, valid, and binding obligation of each of the Borrower and Holdings, enforceable against each of Borrower and Holdings in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, and other laws affecting creditors’ rights and remedies in general; and

c.                                       Before and after giving effect to this Amendment, the representations and warranties contained in the Term Loan Agreement, as the same may be amended or otherwise affected by the amendments contained herein, are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

4.                                      Effect of Amendment.  All terms of the Term Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding, and enforceable obligations of the Borrower, Holdings, and the other Loan Parties to the Lenders and the Agent.  The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Agent or the Lenders under the Term Loan Agreement, nor constitute a waiver of any provision of the Term Loan Agreement.  This Amendment shall constitute a Loan Document for all purposes of the Term Loan Agreement.

5.                                      Release.  Effective on the date hereof, the Borrower, Holdings, on behalf of themselves and each other Loan Party, hereby waives, releases, remises and forever discharges the Agent and each Lender, each of their respective Affiliates, and each of the officers, directors, employees and agents of the Agent, each Lender and their respective Affiliates (collectively, the “Releasees”), from any and all claims, suits, investigations, proceedings, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which the Borrower, Holdings or any other Loan Party ever had, or now has against any such Releasee which relates, directly or indirectly to this Amendment, the Term Loan Agreement, any other Loan Document, or to any acts or omissions of any such Releasee under, in connection with, pursuant to or otherwise in respect of this Amendment, the Term Loan Agreement or any of the other Loan Documents, except for the duties and obligations of the Releasees set forth in this Amendment, the Term Loan Agreement, or any of the other Loan Documents.

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6.                                      Reaffirmation of Obligations and Acknowledgment of Indebtedness.  Each of the Borrower and Holdings hereby acknowledges that the Loan Documents and the Obligations constitute the valid and binding obligations of the Loan Parties enforceable against the Loan Parties, and each of the Borrower and Holdings hereby reaffirms its obligations under the Loan Documents.

7.                                      Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

8.                                      No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Term Loan Agreement or an accord and satisfaction in regard thereto.

9.                                      Costs and Expenses.  The Borrower agrees to pay all reasonable, out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment in accordance with Section 10.3(a) of the Term Loan Agreement.

10.                               Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

11.                               Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

12.                               Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

13.                               Agent Authorization. Each of the undersigned Lenders hereby directs and authorizes the Agent to execute and deliver this Amendment and the other documents entered into in connection herewith on its behalf and, by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment and such other documents.

(remainder of page intentionally left blank)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

U.S. XPRESS ENTERPRISES, INC.

By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Treasurer, Chief Financial Officer, and Secretary

HOLDINGS:

NEW MOUNTAIN LAKE HOLDINGS, LLC

By:	/s/ Lisa Pate
	Name:	Lisa Pate
	Title:	Manager, President, and Treasurer

Signature Page to Third Amendment to Term Loan Agreement

AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION as administrative and collateral agent

By:	/s/ Jennifer Anderson
	Name:	Jennifer Anderson
	Title:	Assistant Vice President

Signature Page to Third Amendment to Term Loan Agreement

LENDERS:

DARBY CREEK LLC, as a Lender

By: FS Investment Corporation II, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

DUNLAP FUNDING LLC, as a Lender

By: FS Investment Corporation III, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

JUNIATA RIVER LLC, as a Lender

By: FS Investment Corporation II, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

LEHIGH RIVER LLC, as a Lender

By: FS Investment Corporation II, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

Signature Page to Third Amendment to Term Loan Agreement

LOCUST STREET FUNDING LLC, as a Lender

By: FS Investment Corporation, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

RACE STREET FUNDING LLC, as a Lender

By: FS Investment Corporation, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

WISSAHICKON CREEK LLC, as a Lender

By: FS Investment Corporation II, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

Signature Page to Third Amendment to Term Loan Agreement

BENEFIT STREET PARTNERS SMA LM L.P., as a Lender

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

PECM STRATEGIC FUNDING L.P., as a Lender

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

PECM STRATEGIC FUNDING SPV L.P., as a Lender

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

PROVIDENCE DEBT FUND III SPV L.P., as a Lender

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

PROVIDENCE DEBT FUND III (NON-US) SPV L.P., as a Lender

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

Signature Page to Third Amendment to Term Loan Agreement

By their signatures below each of the Loan Parties acknowledges and agrees to the terms of this Amendment and, except as expressly provided for in this Amendment, hereby affirms its absolute and unconditional promise to pay the Term Loans and other amounts due under the Term Loan Agreement, as amended hereby, at the times and in the amounts provided for herein.

OTHER LOAN PARTIES:	U. S. XPRESS, INC., a Nevada corporation

	By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Secretary and Treasurer

U. S. XPRESS LEASING, INC., a Tennessee corporation

	By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Secretary and Treasurer

XPRESS AIR, INC., a Tennessee corporation

	By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Secretary

Signature Page to Third Amendment to Term Loan Agreement

XPRESS HOLDINGS, INC., a Nevada corporation

By:	/s/ Mindy Walser
Name:	Mindy Walser
Title:	President

ASSOCIATED DEVELOPMENTS, LLC, a Tennessee limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Vice Manager and Secretary

TAL POWER EQUIPMENT #1 LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TAL POWER EQUIPMENT #2 LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

Signature Page to Third Amendment to Term Loan Agreement

TAL REAL ESTATE LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TAL VAN #1 LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TOTAL LOGISTICS INC., a Mississippi corporation

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TOTAL TRANSPORTATION OF MISSISSIPPI LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TRANSPORTATION ASSETS LEASING INC., a Mississippi corporation

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

Signature Page to Third Amendment to Term Loan Agreement

TRANSPORTATION INVESTMENTS INC., a Mississippi corporation

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

Signature Page to Third Amendment to Term Loan Agreement

EXHIBIT A TO THIRD AMENDMENT

PART I

Total # of Units	2,752
Estimated Amount of Indebtedness Incurred (as of 3/1/17)	$250,737,845
March 2017 Scheduled Rental Expense	$5,465,762

PART II

Pro Forma Basis Adjustments to EBITDA and Rental Expense

Reporting Month	Pro forma Months	Pro forma Rental Expense Reduction	Pro forma EBITDA Adjustment
March 2017	12	$(65,589,139)	$65,589,139
June 2017	9	$(49,191,854)	$49,191,854
September 2017	6	$(32,794,570)	$32,794,570
December 2017	3	$(16,397,285)	$16,397,285

Exhibit A

EXHIBIT B TO THIRD AMENDMENT

ATTACHED.

Exhibit B

EXHIBIT B ent '· TFFF2508 A Name Zip Code City State LENDER:Mercedes-Benz Financial Services USA LLC (13650 Heritag assiqns described equipment ("Equipment"). I acknowledge that I have acceted delivery of the Equipment in good order without reservation of rights and U.S.XPRESSLEA ING, INC. . . TFFF2506 (Rev:!)6/01 /2011) MULTI-STATE ) Daimler Truck FinancialNote and Sec to Third Amendm uity Agreement (Multi-State) Date: 11/21/2016 Quote#: 813461 BORROWER:r U.S.XPRESS LEASING, INC:. 4080 Jenkins Rd Chattanooga TN'37421-1174Hamilton CO-BORROWER Address I A w N o D Parkway,Fort Worth,Texas 76177), and its successors.transferees and (meaning individually, collectively, and interchangeably, all Borrowers named above, jointly and severally) have entered into this Note and Security greement ("Note") with Lender in the qriginal principal amount of $2,9 2,554.50.(''Loan Amount") to borrow funds to be used to purchase the following ithout implied warranty as to condition, merchantability, and suitability or·any purpose. I further acknowledge and certify that I have entered into this ote with Lender, and I intend to use the purchased Equipment,primari y for business or commercialpurposes, and not for persona,l family, household r agriculturalpurposes.• ·,, ESCRIPTION OF EQUIPMENT: -SEEATTACHEDA[)DENDUM-I Ust Payoff to: New// sed Make-. Model SerialNumber Body Type ModelYear Cash Sale Price PROMISE TO PAY: I promise to pay to the order of Lender the Loan Amo nt together with daily simple int rest thereon at the rate set forth on page 2 of this Note from the date of this Note untilall of my obligations under this Note are fully paid and satisfied. PAYMENT TERMS: My Joan is payable in( ) payments of l*'l each, commencing on*'1· an_d continuing on the(..)day of each successive month thereafter,whi h includes,a finalpayment of the then unpaid principaland interest in the estimated amount of (..). due ont"'\ ·(except as otherwis.e stated on ttie Payment Schedule Addendum attached hereto and made a part hereoD. The amount of my final payment may vary depe ding upon when Lender receives my periodic loan payments, and will include the unpaid principal balance,interest and any other amounts owed as of the fin Ipayment due date.-* SEE ATTACHED PAYMENT SCHEDULE ADDENDUM ... SECURITY AGREEMENT·: In order to secure tbe prompt and punctualpayment and satisfaction of my Indebtedness (as defined herein), Iam granting Lender a security interest in the Equipment, and in all access[ons, replacements and additions to "the Eq.uipmenand in all leases and chattel paper of the Equipment, and in all lease payments, rentals, _and rights thereto, and in all proceeds derived from the Equipment, including insurance proceeds and refunds of insurance premiums. If Lender permits me to allow others to use or lease the Equipment, I agree to stamp any agreement between me and my lessee with language approved by Lender and to provide apd update Lender with all current cc ntact if!formation of user or lessee. I also agree that, to the extent permitted by applicable law, collateral securing other loans, credit sales and leases tha I may have with Lender or any affiliate of Lender, whether now or in the future, additionally will secure my Indebtedness under this Note. The Equipment,a llea?es and chattelpaper of the Equipment,all lease payments, rentals, and rights thereto, proceeds, and my additionalcollateralsecuring other loans,credit ales, and leases with Lender or any affiliate of Lender, are individually,collectively and interchangeably referred to under this Note !!S my "Collateral." For puoses of this Noie, the term "lndf:lbtedness" means: (1) my indebtedness under this Note for payment of principa,l interest,late charges, retuined check fees,liq id ; ted damages and any other amounts due hereunder; (2) to the extent permitted by applicable law, my indebtedness under any other loans,leases or other biigations that Imay now and in the future owe to Lender or any affiliate of Lender, other than loans, leases or other obligations secured by vehicles or other g ods which_Irepresent on the loan,lease or other Q ligation documents are used or to be used by me primarily for persona,l family or household pl)rposes; (3f II additionalfunds that Lender or any affiliate of Lender may advance on my behalf as provided in this Note; and (4) Lender's costs and expenses incurred in enforcing Lender's rights under this Note, and in protecting and preserving th Collateral,includinq, to the extent permitted by applicable law,reimburseme t of Lender's reasonable attorney's fees, court costs, and collection expenses. ACKNOWLEDGEMENT: I (we) have rea. accepted and acknowledge re eit of a completed copy of the Note, including the-Terms and onditions on the, reverse side or following pages which are made a part hereof and I(we) agree to all its terms.· Borrower: Co-Borrower: SlgnaturN)' _;:::::;; · ::;,/ Signature:X Tit leSff1r it-wd Title: lG ARANTY I (we) ereby, jointly, severally and unconditionally guarantee p yme refinancings thereof, and agree to the Note's terms and.condilions. I ( remedies,against the Borrower(s), the Collateral, or af!y other guarantor, you refer this Guaranty to an attorney for collection,I(we) will pay your at t of all Indebtedness under this Note, and all extensions,·substitutions nd e). waive any _rights that I (we) may have to require Lender to first exhaust its before collecting under this Guaranty.If I (we) default under this Guaranty and torney's fees, court costs and disbursements to the extent Q_ermitted by law. Guarantpr Name: Guarantor Name: Signature: X Signature:X

Daimler .. Note and Sec ; rity Agreement (Multi-State) TrueI< Fmanc1a1 · 1 1. Interest Rate:Daily simole interest wiD be assessed on the Loan Amount at !he f ·ng reasonable disposition of the Collateral. Any reqiJiremen a en er n me e sale rate flom the dale of this Note until 'jtlof my obligations under this Note are fully p d andor other disposition of the Collateral wiU be satisfied if lender sends me a wriHen satisfied:4.81% per annum. lnterest will be computeil on the bas s of the a<;tualnumber I dayscommunication at least ten (10) days in advance of the dale on which a public sale is elapsed in a 365 day year. or a 366 day year if a leap year. scheduled, or within ten (jO) days in advance of the time after which a private sale or other 2. Late Payment/AdditionalChar!les: If Ifail to make any payment within len (101da of the disposition may take place. Fur111ermore. to the extent permitted by applicable lawiuupon due date I agree to pay Lender alate payment fee in an amount equal to 5'1o olthe npaid default Lender may cancelany insurance financed under this Note and apply the re nded amounor such lesser amount as may be fimlted by law. In addition, I agree to pay a ch rge ofpremium to my Indebtedness and I auU1orize Lender to notify anyone using equipment to $30,or such lesser amount as may be limited by law,for each check, draft or similar ins ment pay Lender driectlJI for my Indebtedness: presented to Lender thatis returned or dishonored for any reason. 9. Waivers: All Borrowers and Guarantors waive presentmennotice, and demand for 3. Prepayment: Imay prepay the then unpaid principalbalance,plus accrued interest a d other) paymenand agree that our liab)lity under this Note shall be joint and several with each amounts then owing under this Note in fullorin part at any time without penally. • oilier. . We furffier agree that dtsdlarge or ejease of any partv, <?" CoUa\eral. or any extenston of time for pa}'ffienlor any delay tn enforcmg Lender's nghts.i] wdl not cause Lender to lose any of its rights. TO THE EXTENT PERMITT£D BY APP CABLE LAW,I EXPRESSLY WAIVE ANY RIGHT TO A JURY TRIAL IN ANY DISPUTE REGARDING OR ARISING OUT OF THIS NOTE, THE SALE OF THE EQUIPMENT. OR MY RELATIONSHIP WITH LENDER OR EQUIPMENT SEUER. 1o. Collection/Attorney's Fees and Expenses:If Lender sues me, or if lender refers my 4. Perfection of Securty Interest: t authonze lender to perfect its sewrity interest in the loan to an attorney for collection, to the extent permilled by applicable law, 1 agree to pay Collateral Iagree to reinburse lender for all filing costs and perfection e penses, asell as lender reasonable attorney's fees actualy incuiTed. Ifurther!llJree to reimburse Lender for for aU costs of amending,continuing and terminating such fifings. its court costs and reasonable cdlection expenses inwiTed 1n enforcing lender's rights 5. Covenants:I agree:(1) neil to sell,lease. transler or asstgn the CollateralwtthoulL der's undE!f !his Note. prior written consent (2)not to allow any other secunty interest or lien to be placed 01} or to 1.Savings Clause: It is lender's intent to fully comply with all laws and regulations attach to the Collatera;l (3) not to make any material changes or alterations to the Equtpmenllimiting im osition and collection of interest and other fees and charges in connection with without Lender's prior writtn consent {including replacements, additions, accesso es ormy loan. Should Ibe caUed upon,or should I ever pay interest or ol!ler fees and charges substitutions); (4) not to remove the Equtpmenlliom the state in which Ireside or ha l\te my to Lender In excess of the amount(s) and ratels) permitted,I agree that lender may cure rindpaloffices, other than in the ordinary course of business, for a period in excess f sixty · such violation by crediting any excess amount that Ihave paid against my then outstanding 60) consewtive days,without first obtaining ender's prior written consent; (S).not to r&-t lie the principalbalance under this Note. quipment in another slate without first notifying Lender, and (6) if Iam a trusiness entity,not to 12.No Agency Relationship: No Right to Assert Claims and Defenses: I fully cllane my name or formor state of organization without first notifying Lender atleast thl(30) understanij and unconditionally agree that neither the Equipment manufacturer and days 1n advance of such cllange. Ifurther agree:(a) that anything that may be attached o the distributor, nor their employees, are lender's partnets, agents, or represenlatives and have no right to commib1nd or obligate lendl!( in any way. I further understana1and unconditionaly agree thaexcept for thelimited purpose of assisting in the completion of Equipment willbecome an accession to the Equipmenand wiU l:lecome j)art of the Cleral; (b) to make all necessaryre_P.airs to,and not to abandon the Equipment (c) to abide by Ilaws andrules andregulations Withrespect to the use and operation of the Equpmenand tolain this Note,neither the Equtpmen{ seller nor its emjlloyees are lenders partners.agenor all necessary penmits and licenses in those jurisdictions where required;{d) lo ray aD tax and assessments levied against the EquiPfllent and to furnish lender with proof o such pa ents; and(e) topermitlenrfer to inspect the Equipment at reasonable times. 6. Insurance:I agree to keep the Equipment continuously insured by an insurance1any and with deductibre approved by lender, with comprehenSIVe and colfision coverage,awith cover!llJe for any other hazards lender may specitv flom time to time for coverage amou Is not less than the actual cash value of the Equipmen( or the outstanding principal balance of my Indebtedness. I may purchase this insurance flam any insurance company reas nably acceptable to lender.I agree to provide Lender with written proof of a paid insurance olicy and subsequent renewals, showing lender as a lender's loss payee and additional i sured under my insurance policy, which policy witt require at least thirtv (30) days advance ritten notice to lender before it may lapse, be reduced, canceled or £erminated for any re son. I agree that allinsurance.proceeds, mduding any premium refunds,are payable first tole der to tlie extent of its interest in the Equipmenand Iassign my interestin same to Lender. endl!( may apply any insurance proceeds and returned premiums received -to the unpaid bal ce of my Indebtedness. Should t fail to purc:hase and maintain ade9uate insurancethe Equipmenas determined by lender (at lender's sole discretion). then lender m y (at lenders sole option, and Without any responsibility or fiabiity to do so) purchase sui:h insurance as lendl!( deems necessary lo protect its in\ereslThe amount adVanced by der for said insurance shall be invneciatety due and repaid to lender,lqgether with interest 'th a rate up to 18%per amum,as fimited liy law, florn the date of suc:h adVance. Iauthorize der to release to th1rd parties any informa6on necessary to facifl!ale insurance and lax monloring and insurance placement II there is a total loss on any item of EquipmenI age to immediatelY pay to Lender all insurance proceeds and amounts needed to retire the npaid princiP.albalance plus accrued interest and any other allocable amounts thendue and ow ng on such 1tem of Equipment Allinsurance policies financedunder this Note,unless a shorter riod is specified in the policy, end upon the original due dale of the.last payment due und r this Note. If Iam due any insurance refund, Iwm seek same frorn my"insurance company. nder representatives,and have no right to commibind or obligate lender in any way. TO I HE EXTENT PERMmED BY APPLICABLE LAW.MY OBLIGATIONS TO LENDER UNDER THIS NOTE ARE IRREVOCABLE. ABSOLUAND UNCONDITIONAL AND ARE TO BE PAID OR PERFORMED IN ACCORDANCE WITH THEIR TERMS WITH NO RIGHT OF OFFSET,COUNTERCLAIM OR DEFENSE AGAINST LENDER OR ANY ASSIGNEE, INCLUDING BUT NOT LIMITED TO ANY RIGHT OF OFFSET. COUNTERCLAIM OR DEFENSE ARISING FROM ANY EXPRESS OR IMPLIED WARRANT.Y RELATING TO THE EQUIPMENT INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PART CULAR PURPOSE. • 13.Representations and Warranties: I represent and warrant lo lender that (11 my coiTecllegal name and slate of residence or organization are tisted on page 1 of this Note, and I am property authorized,licensed and in good standing to conduct business in each applicable junsdiction;(2) none of the preprinted provisions of this Note have been altered, mOdified, or stricken by me or by anyone else; (3) I or my authorized representative properly executed this Note in my name a11d my signature on this Note, or that of my authorized r resentative, is genuine; and (4) r have and intend tolicense, title, and register the Equipment in the proper slate or jurisdiction. 14.Power of Attorney: To the extent penmitled by law, t hereby appoint lender as my attorney-in-fact. My grant of this power of attorney is coupled with an interest and is irrevocable until all obigations t !1Ne under th1s Note are paidin full. As my attomey-il-fact. lender can, in my name or lender's name; (a) sign on my behalf aU cettincates of ownership registration cards, financing stalemapplications, affidavits or any other dowments required to registl!( and properly peuect Lender's security interest in the CoDateral; (b) transfer my entire interest 1n tlie Collateral as part of a repossession and sal{c) ad on my behal in insurance 11)alti!(S relating.to the Collateral, indudinghbut not limited lo, the power to endorse insurance proceeds checks or drafts on my be alland cancel any credit life, credit disability, guaranteed automotive protection coverage, extended waiTanty or other optional insurance financed under this Note and apply 1)1e refunded premium or cost to my outstanding balance if Iam in defauland (d) make daims does not re uire me to have credit life insurance. · THE INSURANCE REQUIRED UNDER THIS NOTE IS NOT P.UBUC LIABILITY INSUR NCE AND DOES NOT COVER LIABILITY FOR INJURY TO ANY PERSONS OR DAMAGTO on my behalf under any suchinsuranCe policies related to the Collateral. 15.Governing law:This Note shall be deemed received and accepted by lender in Fort PROPERTY. Wor1h, Texas on the dale of funding. Furthermore this Note shall be governed and co strued under the 1\'Y(S of the State of the Borrower's address at the time of execution of this Note, as indci ated on Page 1,iiTespective of the conftict{)flaws principles of that state. 7. Default and Acceleration: lender has the right at its sole option to insist on imm iate payment in lui of allndebtedness that Imay oweloLendl!( upon the occurrence of any ne or more of the folowing events,in eacll case lo the extent rm1Hed by aoolicable law: (f) i Ifa 16.Mi.scellaneous: In this Not!l1 the words 'I','me' ,'my','We','us and'our' individuayl to make any payment under this Note when due; or {2) if I am 1n iletautt under any othl!( colectively and interchanReaOIY mean each person or entity signing this Note as a Boof1Ner,(;(Hiooower or Guarantor, their successors and asSigns,and alother persons that may be or become obligated under this Note. AI schedules executed in connection with this Note are part of this Note. This Note and any such·schedules constitute the entire Note between the parties. No modification or amendment of this Note shalbe effective unless in writing SJgned by ah parties. All provisions of this Note that are prohibned by applicable taw shalbe tneffective solely to the extent of such prohibition without invalidating the other provisions of this Note. Any waiver of Lender's nghts and remedies under this Note shalt be effective only if specifically agreed by lender 1n writing. To the extent permitted by law, I give lender permission to monitor and record any elephone conversation between lender and me,including my representatives,service providers and provision of lh1s Note;or (3) if Iam in default under any oilier loan, lease,extension of ere I, or obligation that Imay then owe to lender or any affiliate of lender othl!( than loans,I ses, extensions of credit or obligations seQJred by vehides or other goods which Irepresent the loan. lease or other credit or obfigation documents are used or to be used by me prim 1\1 for personal, famUy or household purposes; or (4) if Iam other than an individual and I. thout Lender's consent, (a)make a significant change in my managernenownership or con!Jol; r (b) merge,transfer, acquire or consolidate with any other entity; or (5gif Ishould become in vent. or tlie subject of a bankruptcy or other relief flom creditors; or 6) if any of the E uipm nt is seized un er process of taw; or 17) if any guaranty of my o ltgations under tliis N le is withdrawn or becomes unenforceable for any reason; or (8) iflender reasonably believ itself to be insewre in the repayment of this Note. After defautl and acceleration, Iagree to co tinue' to pay Lender interest on the then unpaid balance of my Indebtedness at the rate of eig teeri agents. 17. ACH Authorization:From time to time I may contact lender by telephone or otheiWise (18%Jpercentper annum,or such lesserrate as may be limited by law. • to Initiate single or reoccurring electronic debit entries to a specified bus1ness bank account 8. Default Remedies: Should I default der thts Noteih and Lendl!( elects to acce erate held allhe financial institution Idesignate through the Automated Clearing House (ACH) payment of my Indebtedness,lender may exercise all of e rights and remedies availa le to • nelworlt Ihereby authorize lender lo initiate an sucll debit entries in the amount of my secured credi!ots generally under the Uniform Commercial COde. Iagree to tum ov and monthly payment or payments under this Agreemenplus aU other amounts due at the deliver the Collateral to Lender at my expense, at the time and at the location lend may tine not exceeding $100.00 (or in such other amount as ISPecify from time to timeland demand of me. Altemativelv, to the extent permitted by applicable law,lender may entany agree to be boundby the rules and regulations of the Nationill Aulomated Clearing House !1femises or other place wflere the Cdlatl!(a) may be located, and take possessionthe ASsociation,as they may mange from time to time,appicable thereto. Collateral, and allother property then located on or in the Colateral provided that len is 18.Authorization to Sliare Information. lender may collect nDrl'pubtic information flom able to do so without breach of·the peace. To the extent permiHed by applicable law,L der Borrower and any Guarantor which may consist of tnformation on credit apprlcations or may then sejl the Collateral without waiTanty at public or private sale, and apply th sale other forms. information regarding transactions with lender, affilates « others and proceeds to the satisfaction of my Indebtedness. Unless otherwise required by appllcabiEaw, information that lender receives from credit reporting agencies and other outside sources lender has no obligation to dean-up.repair, or prepare the Collateralfor sale. Iherebyree during the time period that a line of credit is in effecf or that any balance is due to Lender thatlendermayadvertiseandsellrepossessedCollall!(al· th ugh under any lease or loan agreement ('Information').Afl Borrowers and Guarantors agree www.usedlruckinvenlof)'.com or other internet websites through which equipment or olor that lender may disclose any of U1e Information to any affiliate, assigns or agents of vehides similar to the llateralis sold and that such sate shall be deemed a comme rally Lender: • TFFF2508 (Rev.06/01/;ot1) MULTI-STATE Page 2 o/2 - ·1 --. Dale: 11/21/2016 Quote No:.813461 TFFF2506 A

Example Only Quote#·813461 ' 1 = · 3. Unpaid Baal nce of Sale Price Physic . . Daimler Truck FinancialPr (Note an '-I cing Worksheet Security Agreement) Date: 11/21/2016 A ' BORROWER: CO-BORROWER DEALER: U.S.XPRESS LEASING,INC. 080 Jenkins Rd !chattanoogaTN 37421-11liamilton j Name Address city State Zip Code ATC CHATTANOOGA, LLC 137 GATEWAY DR RINGGOLDGA 30736-73 DESCRIPTION OF EQUIPMENT: I List P off to: New//Used Make Model 1 SenalNumber Body Type ModelYear Cash Sale Pnce ' Total: $2 440 512.06 TRADE·IN & DOWNPAYMENT: Make Model SerialNumber Body-Type ModelY· ear Allowance .. ; ' - I .' I J ***Pricing Worksheet -ifFF2524 (1 t /t3fl0t t) Payoff Amount $0.00 NetTrade-in Allowance $0.00 Cash Downpayment $0.00 Rebate $0.00 TOTAL DOWNPAYMENT $0.00 ITEMIZATION OF LOAN PROCEEDS: 1. TotalCash Sale Price $2 440 5 1 2.06 2. Less TotalDown Payment $0.00 2 $2,440,512.06 : A alDamage Insurance $0. 00 B. Credit Ufe/Disability Insurance $0. 00 C. NOO:Trucking Uability Insurance $0.00 D. Guaranteed Auto Protection Waiver $0.00 E. Guaranteed Auto Protection Insurance $0.00 F. Registration/UcenseiTiUe Fees $0.00 G. FederalExcise Tax $283 412.44 H. Debt Cancellation $0.00 I. Sales Tax $0.00 J. Documentary Fee $0.00 K. TiUe Service Fee L Other ( ) $0.00 M. Other() $0. 00 N. Other() $0.00 0. Warranty $248 630.00 4.Totalltemized Charges $532 042.44 5. Loan Amount (Add Nne 3 and ina 4) $2.,972 554.50 I . '

Only (Four or More Units) This Schedule. ust be aLched .to the·oriainal Contrac't and fo lfie CODV oflJie 'Cotttracl oeliVereCJ lo lfie cuslomer Borrower: Address: City: Chattanooga Contract Date: 11 /21/2016 LEASING,INC. County: Hamli ton Quote Id.: 813461 Zip: 3742.1-1174 Sate: FJ/GLDROHLHM7680 20.17 ' Borrower: By (signature): Title: U.S. XPRE§ LEASING. INC. TFFF2378 F&J Pro (RAA-1.1} DCS 2xx PSA (l ll l 4/20LO} EQUIPMENT; NIU Make Model Serial1 umber Body Type Year Cash Sale Price N FREIGHTLINER CASCADIA lF GLDROHLHM7677 TRACTOR 2017 $106,109.22 N FREIGHTLINER CASCADIA 1FL GLDR2HLHM7678 TRACTOR 2017 $106,109.22 N FREIGHTLINER CASCADIA 1FL GLDR4HLHM7679 TRACTOR 2017 $106,109.22 N FREIGHTLINER CASCADIA . 1 TRACTOR 2017 $106,109.22 N FREIGHTLINER CASCADIA 1FU GLDR2HLHM7681 TRACTOR 2017 $106,109.22 N FREIGHTLINER CASCADIA 1FJjGLDR4HLHM7682 TRACTOR 2017 $106.109.22 N FREIGHTUNER CASCADIA 1FU GLD XHLHM7699' TRACTOR 2017 $106.109.iz N FREIGHTLINER CASCADIA 1FU GLDR2HLHM7700 TRACTOR 2017 $106,109.22 N FREIGHTUNER CASCADIA 1FU GLDR4HLHM7701 TRACTOR 2017 $I06,109.2l N FREIGHTLINER CASCADIA 1FU GLDR6HLHM7702 ' TRACTOR 2017 $106,109.22 N FREIGHTLINER CASCADIA lFU GLDR8HLHM7703 TR.ACTOR 2017 $106,109.22 N FREIGHTLINER CASCADIA 1FU GLDR 1HLHM7705 TRACTOR 2017 $106,109.22 N FREIGHTLINER CASCADIA 1FU Glp 3HlHM7706. TRACTOR 2017 $106,109.22 N FREIGHTLINER CASCADIA 1FU GLDR5HLHM7707 ' TRACTOR 2017 $106,109.22 N FREIGHTLINER CASCADIA 1FU GLDRXHLHM7718 $106,109.22 TRACTOR N FREIGHTLINER CASCADIA 1FU GLOR1HLHM7719 TRACTOR 2017 $106,109.22 N FREJGHTUNER CASCADIA 1FU GLORXHLHM7721 TRACTOR 2017 $106,109.22 N FREIGHTUNER CASCADIA 1FU GLOR1HCHM7722 TRACTOR 2017 $10p,109.22 N FREIGHTLINER CASCADIA 1FU GLOR3HLHM7723 TRACTOR . ?017 $106,109.22 N FREIGHTLINER CASCADIA 1FU GLDR5HLHM7724' TRACTOR 20l7 $106,109.22 N FREIGHTUNER CASCADIA 1FU GLDR7HlHM7725 TRACTOR 2017 $106,109.22 N FREIGHTLINER CASCADIA 1FU GLDR9HLHM7726 TRf'.CTOR 2017 $106,109.22 N • FREIGHTLINER CASCADIA 1FU GLDROHLHM7727 TRACTOR 2017 $106,109.22 ' .. - ' U.S.XPRESS 4080 Jenkins Rd-Daimler Truck Finandial Example Property Schedule Addendum

Example Only

Daimler
Truck Financial

Payment Schedule Addendum

This Schedule must be attached to the original Contract and to the copy of the Contract delivered to the customer

Borrower / Buyer: U.S. XPRESS LEASING, INC.
Quote ID: 813461

Contract Date: 11/21/2016
Term: 49

Borrower promises to pay Seller or its assignee the TOTAL OF PAYMENTS as described below:

Date	Payment	Date	Payment	Date	Payment
12/30/2016	$48,321.07	12/30/2017	$48,321.07	12/30/2018	$48,321.07
01/30/2017	$48,321.07	01/30/2018	$48,321.07	01/30/2019	$48,321.07
02/28/2017	$48,321.07	02/28/2018	$48,321.07	02/28/2019	$48,321.07
03/30/2017	$48,321.07	03/30/2018	$48,321.07	03/30/2019	$48,321.07
04/30/2017	$48,321.07	04/30/2018	$48,321.07	04/30/2019	$48,321.07
05/30/2017	$48,321.07	05/30/2018	$48,321.07	05/30/2019	$48,321.07
06/30/2017	$48,321.07	06/30/2018	$48,321.07	06/30/2019	$48,321.07
07/30/2017	$48,321.07	07/30/2018	$48,321.07	07/30/2019	$48,321.07
08/30/2017	$48,321.07	08/30/2018	$48,321.07	08/30/2019	$48,321.07
09/30/2017	$48,321.07	09/30/2018	$48,321.07	09/30/2019	$48,321.07
10/30/2017	$48,321.07	10/30/2018	$48,321.07	10/30/2019	$48,321.07
11/30/2017	$48,321.07	11/30/2018	$48,321.07	11/30/2019	$48,321.07

Date	Payment	Date	Payment	Date	Payment
12/30/2019	$48,321.07	12/30/2020	$1,058,000.00		
01/30/2020	$48,321.07				
02/29/2020	$48,321.07				
03/30/2020	$48,321.07				
04/30/2020	$48,321.07				
05/30/2020	$48,321.07				
06/30/2020	$48,321.07				
07/30/2020	$48,321.07				
08/30/2020	$48,321.07				
09/30/2020	$48,321.07				
10/30/2020	$48,321.07				
11/30/2020	$48,321.07				

Date	Payment	Date	Payment	Date	Payment

* The final payment is an estimated amount. The amount of my final payment may vary depending upon when Creditor receives my periodic loan payments, and will include the unpaid principal balance, interest and any other amounts owed as of the final payment due date. The amount of Finance Charges and the Total of Payments/Amount Owed disclosed herein have been estimated based upon the assumption that Creditor will receive all payments on the scheduled due dates

X

Signature of Borrower

TFFF1346 (11/14/2010)

First Amendment to Note and Security Agreement (Multi-State) This First Amendment to Note and Security Agreement (Multi-State) ("Amendment") is by and between Mercedes-Benz Financial Services USA LLC ("Lender) and U.S. Xpress Leasing, Inc. ("Borrower") and amends all Note and Security Agreements (Multi-State) (Form Number TFFF2508) by and between Lender and Borrower ("Note"), even if such Notes predate the date ofthis Amendment. The Note shall be amended as follows: 1. SECURITY AGREEMENT. This Section on Page 1 of the Note shall be amended as follows: a. b. The third sentence shall be deleted in its entirety. The fourth sentence shall be deleted in its entirety and replaced with following language: "The Equipment, all leases and chattel paper of Equipment, all lease payments, rentaJs, and rights thereto and proceeds the the are individually, collectively and interchangeably referred to under this Note as my "Co!lateral." The following sentence shall be added after the fourth sentence: "Collateral shall specifically exclude Qualcomm units or other manufactmer mobile satellite communication systems." Subsection (1) shall be deleted in its entirety and replaced with the following language: "(1) my indebtedness under this Note for payment of principal, interest, late charges and returned check fees:" c. d. 2. The first sentence of Section 2 shaJl be deleted in its entirety and replaced with the following language: "If I fail to make any payment within ten (10) days of the due date, I ·agree to pay Lender a late payment fee in an amount equal to 2% of the delinquent payment, or such lesser amount as may be limited by law." 3. Section 5 shall be deleted in its entirety and replaced with the following language: "5. Covenants: I agree not to sell, lease, transfer or assign the Collateral without Lender's prior written consent. I agree that I may sell, lease, transfer or assign the Collateral to one of my affiliates so long as I notify Lender .to ensure that Lender's security interest in the Collateral remains petfected. I ftuther agree: (1) not to allow any other security interest or lien to be placed on or to attach to the Collateral; (2) not to remove the Equipment fTom the state in which I reside or have my principal offices, other than in the ordinary course of business, for a period in excess of sixty (60) consecutive days, without first obtaining Lender's prior written consent; (3) not to re-title the Equipment in another state without ftrst notifying Lender; and (4) if I am a business entity, not to change my name or form or state of organization without frrst notifying Lender at least thuiy (30) days .in advance of such change. I further agree: (a) that anything that may be attached to the Equipment will become an accession to the Equipment, and will become part of the Collateral (excluding Qualcomrn units or other manufacturer mobile satellite communication systems); (b) to make all necessary repairs to, and not to abandon the Equipment; (c) to abide by all laws and rules and regulations with respect to the use and operation of the Equipment, and to obtain all necessary permits and licenses in those jurisdictions where . required; (d) to pay all taxes and assessments levied against the Equipment and to furnish Lender with proof of such payments; and (e) to permit Lender to inspect the Equipment at reasonable times provided that I am not required to assemble equipment for such inspection."

4. In Section 6, the seventh sentence shall be deleted in its entirety and replaced with the following language: "The amount advanced by Lender for said insurance shall be immediately due and repaid to Lender, together with interest with a rate up to 10% per annum, as limited by law, from the date of such advance."

5. In Section 6, the following two sentences shall be inserted after the last sentence: "Lender has agreed to Self-Insurance which has been provided to Lender in a Self Insurance Letter Agreement dated 2/15/2007 ("Letter"). To the extent that there are any inconsistencies between the Letter and this Section, the Letter shall prevail."

6. Section 7 shall be deleted in its entirety and replaced with the following language:

   "7. **Default and Acceleration**: Lender has the right at its sole option to insist on immediate payment in full of all Indebtedness that I may owe to Lender upon the occurrence of any one or more of the following events: (1) if I fail to make any payment under this Note within 10 days of the due date; or (2) if I am in default under any other provision of this Note and such default is not cured within 15 days after Lender sends me written notice specifying such default; or (3) if I am in default under any other loan, lease, extension of credit, or obligation that I may then owe to Lender or any affiliate of Lender and such default is not cured within 15 days after Lender or any affiliate of Lender sends me written notice specifying such default; or (4) if I should become insolvent, or the subject of a bankruptcy or other relief from creditors; or (5) if any guaranty or my obligations under this Note is withdrawn or becomes unenforceable for any reason."

7. The second sentence in Section 8 shall be deleted in its entirety and replaced with the following language: "I agree to turn over and deliver the Collateral to Lender at my expense, at any of my terminal locations, at a time Lender may demand of me."

8. Section 14 shall be amended as follows: the word "and" shall be inserted between subsection (a) and subsection (b); subsections (c) and (d) shall be deleted in their entirety.

9. The following sentence shall be inserted after the last section of Section 15: "Lender and I agree and consent to the exclusive jurisdiction of the courts of the State of Tennessee for all purposes regarding this Note."

10. Section 18 shall be deleted in its entirety.

11. Except as modified herein, the terms of the Note shall remain in full force and effect. This Amendment supersedes and replaces any and all amendments made to the Note prior to the date indicated below.

Dated this _____ day of __________, 2014.

Mercedes-Benz Financial Services USA LLC	**U.S. Xpress Leasing, Inc.**
By: ____________________	By: [signature]
Printed Name: ____________________	Printed Name: Ray M. Harlin
Title: ____________________	Title: Assistant Secretary